                                                            Exhibit 10.18.1

                   AGREEMENT AND AMENDMENT TO LOAN AGREEMENT

         This Agreement and Amendment to Loan Agreement (this "Amendment") dated as of March 31, 1993 between WEINGARTEN REALTY INVESTORS (the "Borrower"), a Texas real estate investment trust, and BARCLAYS BANK PLC (the "Lender"), an English banking organization acting through its New York branch, which has been authorized to do business in the State of New York;'

                              W I T N E S S E T H :

         WHEREAS, the Borrower and the Lender executed and delivered that certain Loan Agreement (as amended and supplemented to the date hereof, the "Loan Agreement") dated as of October 1, 1990; and

         WHEREAS, the Borrower and the Lender desire to amend the Loan Agreement to (a) extend the Termination Date to June 1, 1994; (b) provide that the Borrower will pay a commitment fee of 1/8% per annum on the difference between the Revolving Commitment and the outstanding principal balance of the Revolving Note; (c) provide that the Loans will be secured by perfected first priority Liens on real Property with a value (as determined by the Lender in its sole discretion) such that the ratio of the outstanding Loans to such value will not exceed 65%; (d) establish a mechanism for the periodic appraisal of such real Property; (e) modify the mechanism for the extension of the Termination Date, and (f) amend the Loan Agreement in certain other respects;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Borrower and the Lender do hereby agree as follows:

         Section 1. The following definitions contained in Section 1 of the Loan Agreement are hereby each amended to provide as follows:

                 Loan Documents shall mean this Agreement, the Notes, the Deeds of Trust, the Guaranty, all instruments, certificates and agreements now or hereafter executed or delivered to the Lender pursuant to any of the foregoing, and all amendments, modifications, renewals, extensions, increases and rearrangements of, and substitutions for, any of the foregoing.

                 Termination Date shall mean the earlier of (a) the date specified by the Lender in accordance with Section 7.1 hereof or (b) June 1, 1994; provided that if (1) the Borrower executes, acknowledges and delivers to the Lender multiple originals (at least one set for each Deed of Trust then existing, with one of such set for the

         Lender and one of such set for the Borrower) of a Renewal and Extension Agreement substantially in the form of Exhibit C during the March immediately preceding the then-current Termination Date and (2) the Lender executes, acknowledges and delivers to the Borrower one of such Renewal and Extension Agreements on or before the April 30 immediately before the then-current Termination Date, then the scheduled Termination Date shall be extended by one year. Neither the Borrower nor the Lender shall be obligated to execute, acknowledge or deliver any Renewal and Extension Agreement, but each may do so at its sole discretion and the failure of either the Borrower or the Lender to execute, deliver and acknowledge any Renewal and Extension Agreement shall mean that the Termination Date shall not be extended by operation of this definition.

         Section 2. section 1 of the Loan Agreement is hereby amended to add thereto the following definitions:

                 Deed of Trust shall mean an instrument substantially in the form of Exhibit D and completed such that it is in Proper Form; provided that if the Property intended to be covered thereby is located in a jurisdiction other than the State of Texas, then the Deed of Trust covering such Property shall be an instrument in Proper Form.

                 Loan to Value Ratio shall mean, as of any date, the ratio (expressed as a percentage) of (a) the outstanding principal balance of the Loans outstanding on such date to (b) the aggregate Value of the Mortgaged Properties on such date.

                 Mortgaged Property shall mean all Property, whether now existing or hereafter acquired, which is or is to become subject to the Liens of a Deed of Trust; provided that such Property shall not be considered "Mortgaged Property" for purposes of this Agreement (although it shall still be subject to the Liens of the Deed of Trust) unless the Borrower shall have delivered to the Lender a legal opinion of independent counsel to the Borrower (or other evidence reasonably satisfactory to the Lender) in Proper Form stating that the Lien of such Deed of Trust is a perfected first priority Lien.

                 Value shall mean the fair market value of any Mortgaged Property, as determined by the Lender from time to time in its sole and absolute discretion. Each determination by the Lender of the Value of a Mortgaged Property shall be binding and conclusive.

         Section 3. There are hereby added to the Loan Agreement new Sections 2.5, 2.6, 2.7 and 2.8, which shall provide in their entirety as follows:

                2.5. Commitment Fee.   In consideration of the Revolving
         Commitment, the Borrower agrees to pay a commitment fee (computed on the basis of the actual number of days elapsed in a year composed of 360 days) of 1/8% per annum on the daily average difference between the Revolving Commitment and the outstanding principal balance of the Revolving Note, such fee to be due and payable in arrears on the last Business Day of each calendar quarter and on the Termination Date.
         All past due commitment fees shall bear interest at the Past Due Rate.

                2.6. Mortgaged Properties. The obligations of the Borrower under the Loan Documents shall be secured by Deeds of Trust on Mortgaged Properties selected by the Borrower. The Borrower may add Mortgaged Properties at any time and from time to time. The Borrower may request that the Lender release any Mortgaged Property at any time and from time to time, and the Lender shall promptly execute and acknowledge a release in Proper Form and deliver it to the Borrower, all at the Borrower's expense, if (a) the Loan to Value Ratio would not exceed after giving effect to such release and (b) no Event of Default has occurred and is continuing.

                2.7. Appraisals. From time to time and at any time, the Lender shall determine the Value of such Mortgaged Property and give notice to the Borrower of such Value. The Borrower shall pay the Lender a fee of $1,500 plus the Lender's out-of-pocket travel costs in connection with each such determination, and such fee and expenses shall be due and payable five Business Days after presentation to the Borrower of a statement therefor; provided that the Lender shall present only one such statement with respect to a particular Mortgaged Property in any 12-month period. Each determination of the Value of a Mortgaged Property by the Lender shall be for the Lender's exclusive benefit, and the Borrower shall not-and shall not allow any other Person to-- rely upon such determination in any manner, and the Borrower will indemnify and hold the Lender harmless from all such reliance by the Borrower or any other Person.

                2.8. Loan to Value Ratio. Notwithstanding anything in any Loan Document to the contrary, the Lender shall have no obligation to make any Loan if the Loan to Value Ratio would exceed 65% after the making of such Loan. Furthermore, if the Loan to Value Ratio ever exceeds 70%, then the Borrower shall prepay the Loans such that the Loan to Value Ratio does not exceed 65%; such prepayment shall be due and payable five Business Days after the

         Lender gives the Borrower notice that the Loan to Value Ratio exceeds 65% (which notice may be implied by the Borrower's receipt of a notice setting forth the value of a Mortgaged Property) and shall be applied as set forth in the Note. Each such prepayment shall be applied first to that portion of the Note bearing interest at the Fed Funds Rate plus 1%, and then, notwithstanding the order of payment specified in
         Section 2.4 hereof, to those portions of the Note bearing interest at Quoted Rates in such order as will minimize the aggregate prepayment premiums (as determined in accordance with Section 2.4 hereof) due in connection with such prepayment.

         Section 4. Section 3.3 of the Loan Agreement is hereby amended to read in its entirety as follows:

                 3.3. Term Loan. In addition to the matters described in Sections 3.1 and 3.2 hereof, the obligation of the Lender to make the Term Loan is subject to the receipt by the Lender of the following, all duly executed and in Proper Form: (a) the Term Note; (b) instruments supplementing all then-existing Deeds of Trust to provide that the Deeds of Trust now secure the Term Note; (c) a Secretary's Certificate from the Borrower; (d) a written statement from the Guarantors confirming that the Term Note is guaranteed by the Guaranty, and (e) a legal opinion from independent counsel for the Borrower acceptable to the Lender and to the effects set forth on Exhibit G.

         Section 5. Section 6.7(c) of the Loan Agreement is hereby amended to read in its entirety as follows:

                 (c) Investments in its Subsidiaries acquired after the date hereof, provided that each such Subsidiary (1) is directly or indirectly wholly owned by the Borrower and (2) executes a Guaranty Joinder, substantially in the form of Exhibit I, within 30 days after the date of such acquisition,

         Section 6. Exhibits. Exhibits C and D and Appendix II to the Loan Agreement are hereby deleted, and there are hereby substituted therefor new Exhibits C and D and Appendix II, which shall be identical to Exhibits C and D and Appendix II, attached hereto and hereby made a part hereof. There is hereby added to the Loan Agreement a new Exhibit I, which shall be identical to
Exhibit I, attached hereto and hereby made a part hereof.

         Section 7. Conditions. This Amendment shall not become effective until the Borrower shall have delivered to the Lender each of the following:

                 (a) a Secretary's Certificate of the Borrower;

                 (b) a writing from the Guarantors confirming that the Guaranty continues to guarantee the obligations of the Borrower under the Loan Documents; and

                 (c) such other documents and information as the Lender may reasonably request.

         Section 8. Representations True; No Default. The Borrower represents and warrants that the representations and warranties contained in the Loan Documents (after giving effect to any written disclosures delivered to the Lender contemporaneously with the execution of this Amendment) are true and correct in all material respects on and as of the date hereof as though made on and as of such date. The Borrower hereby certifies that no event has occurred and is continuing which constitutes a Default or an Event of Default.

         Section 9. Ratification. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect. The Loan Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect.

         Section 10. Definitions and References. Any term used herein which is defined in the Loan Agreement or in the other Loan Documents shall have the meaning therein ascribed to it. The terms "Agreement" and "Loan Agreement" as used in the Loan Documents or any other instrument, document or writing furnished to the Lender by the Borrower and referring to the Loan Agreement shall mean the Loan Agreement as hereby amended.

         Section 11. Expenses; Additional Information. The Borrower shall pay to the Lender all reasonable expenses incurred in connection with the execution of this Amendment. The Borrower shall furnish to the Lender all such other documents, consents and information relating to the Borrower as the Lender may reasonably require.

         Section 12. REIT. The Borrower is an unincorporated trust organized under the Texas Real Estate Investment Trust Act, as amended (the "Act"). The obligations and liabilities of the Borrower created under the Loan Documents shall be binding upon the Borrower only as a trust under the Act, and only upon the Property of the Borrower. None of the shareholders, managers, officers, employees or agents of the Borrower or holders of any beneficial interest in the Borrower shall have any personal liability, in any manner whatsoever, for the payment of any monies or the performance of the agreements made by the Borrower under the Loan Documents.

         Section 13. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors, assigns, receivers and trustees (provided that the Borrower shall not assign its rights hereunder without the express prior written consent of the Lender);
                                 -5-

         (b) may be modified or amended only by a writing signed by each party;
(c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement, and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

         IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

                                  WEINGARTEN REALTY INVESTORS,
                                   a Texas real estate investment trust

                                  By:    BILL ROBERTSON, JR.
                                     --------------------------------
                                  Name:  Bill Roberton, Jr.
                                  Title: Executive Vice President


                                  BARCLAYS BANK PLC,
                                   an English banking organization
                                   acting through its New York
                                   branch

                                   By:   DAVID J. PALANS
                                     --------------------------------
                                  Name:  David J. Palans
                                  Title: Vice President


Exhibit C - Renewal and Extension Agreement
Exhibit D - Deed of Trust and Security Agreement
Exhibit I - Guaranty Joinder

Appendix II - Subsidiaries

                        RENEWAL AND EXTENSION AGREEMENT

             This Renewal and Extension Agreement (this "Agreement") dated as
of March   , 199  between WEINGARTEN REALTY INVESTORS (the "Borrower"), a Texas
real estate investment trust, and BARCLAYS BANK PLC (the "Lender"), an English banking organization acting through its New York branch, which has been authorized to do business in the State of New York;

                          W I T N E S S E T H :

             WHEREAS, the Borrower and the Lender executed and delivered that certain Loan Agreement (as amended, supplemented and restated, the "Loan Agreement") dated as of October 1, 1990;

             WHEREAS, pursuant to the Loan Agreement, the Borrower made that certain promissory note (as renewed, extended and rearranged, the "Note") of even date therewith and in the maximum principal amount of TWENTY MILLION DOLLARS ($20,000,000.00);

             WHEREAS, the obligations of the Borrower under the Loan Agreement and the Note are secured, among other security, by those certain instruments (collectively and as amended, supplemented and restated, the "Deeds of Trust") described (including recordation data) on Annex I, attached hereto and hereby made a part hereof; reference is here made to the Deeds of Trust for a description of the collateral for such obligations and for all other purposes;

             WHEREAS, all of the liens, security interests, assignments and other encumbrances securing such obligations, including but not limited to those created by the Deeds of Trust, are referred to herein as the "Liens;"

             WHEREAS, the Borrower and the Lender desire to (a) extend the stated maturity of the Note; (b) ratify the Liens, and (c) confirm that the Liens continue to secure the Note, as modified hereby, all as set forth in the succeeding provisions of this Agreement (which shall control over any conflicting or inconsistent recitals above).

             NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the Borrower and the Lender hereby agree as follows:

             1. Extension. The stated maturity of the Note is hereby extended to June 1, 199__.



             2. Lien Continuation; Miscellaneous. The Liens are hereby ratified and confirmed as continuing to secure the payment of the obligations of the Borrower under the Loan Agreement and the Note, as modified hereby. Nothing herein shall in any manner diminish, impair or extinguish the Note, the Loan Agreement or the Liens.
                                    EXHIBIT C

             The Liens are not waived. The Liens are hereby renewed and extended and carried forward. All rights, indebtedness, covenants, agreements, warranties, powers, terms, provisions, and conditions of the Deeds of Trust or created thereby shall remain in full force and effect to secure the obligations under the Loan Agreement and the Note, without waiving any right, title, interest or priority on the part of the Lender, all of which remain unabated, in full force and effect; provided that nothing herein is intended to reimpose a Lien or security interest on property theretofore released pursuant to any recorded release executed by the Lender. To the extent of any conflict between the Note or the Loan Agreement (or any earlier modification of any of them) and this Agreement, this Agreement shall control. Except as hereby expressly modified, all terms of the Note and the Loan Agreement (as any of them may have been previously modified by any written agreement) remain in full force and effect. This Agreement (a) shall bind and benefit the Borrower and, except as herein expressly limited, the Lender and their respective receivers, trustees, successors and assigns (provided that the Borrower shall not assign its rights hereunder without the express prior written consent of the Lender); (b) may be modified or amended only by a writing signed by each party; (c) shall be governed by and construed in accordance with the applicable laws of the State of Texas and the United States of America from time to time in effect; (d) may be executed in several counterparts, and by the parties hereto in separate counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement, and (e) embodies the entire agreement and understanding between the parties with respect to modifications of instruments provided for herein and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. The Borrower is an unincorporated trust organized under the Texas Real Estate Investment Trust Act, as amended (the "Act"). The obligations and liabilities of the Borrower created under the Loan Documents shall be binding upon the Borrower only as a trust under the Act, and only upon the Property of the Borrower. None of the shareholders, managers, officers, employees or agents of the Borrower or holders of any beneficial interest in the Borrower shall have any personal liability, in any manner whatsoever, for the payment of any monies or the performance of the agreements made by the Borrower under the "Loan Documents" (as such term is defined in the Loan Agreement and including this Agreement).
                                     -2-
                                   EXHIBIT C

            NOTICE PURSUANT TO TEX. BUS. & COMM. CODE Section 26.02

THE "LOAN DOCUMENTS" (AS SUCH TERM IS DEFINED IN THE LOAN AGREEMENT), INCLUDING THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

EXECUTED effective as of the date first set forth above.

                                      WEINGARTEN REALTY INVESTORS,
                                        a Texas real estate investment trust

                                      By:
                                      Name:
                                      Title:

                                      BARCLAYS BANK PLC,
                                       an English banking organization
                                       acting through its New York
                                       branch

                                      By:
                                      Name:
                                      Title:


                                       -3-
                                    EXHIBIT C

THE STATE OF TEXAS

COUNTY OF HARRIS

             This instrument was acknowledged before me on _______________, 199__, by ___________________________________, _______________________ of
Weingarten Realty Investors, a Texas real estate investment trust on behalf of said trust.


NOTARY STAMP BELOW:
                                           ________________________
                                           Notary Public in and for
                                            the State of T E X A S

STATE OF

COUNTY OF


             This instrument was acknowledged before me on __________, 199__, by ____________________________, _______________________ of Barclays Bank PLC,
an English banking organization acting through its New York branch, on behalf of said organization.



NOTARY STAMP BELOW:
                                           ________________________
                                           Notary Public in and for

Annex I - Deeds of Trust                   ________________________
                                      -4-
                                   EXHIBIT C

                      DEED OF TRUST AND SECURITY AGREEMENT

THE STATE OF TEXAS

                                             KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF HARRIS


             THAT WEINGARTEN REALTY INVESTORS ("Mortgagor"), a Texas real estate investment trust, of 2600 Citadel Plaza Drive, Houston, Harris County, Texas 77008, in consideration of the sum of Ten Dollars ($10.00) to it in hand paid by David J. Palans of 2425 West Loop South, Suite 1000, Houston, Harris County, Texas 77027, hereinafter called "Trustee," the receipt of which is hereby acknowledged, and of the further consideration, uses, purposes and trusts herein set forth and declared, have GRANTED, SOLD and CONVEYED, and by these presents do GRANT, SELL and CONVEY unto the Trustee, and also to the Successor and Substitute Trustee as hereinafter provided, all of the following described property, to wit:

             All those certain tracts or parcels of land which are more particularly described in Exhibit A which is attached hereto and incorporated by reference herein for all purposes, together with all improvements heretofore or hereafter placed thereon by Mortgagor, including all heating, lighting, cooling, ventilating, air conditioning, gas, electric and other fixtures and equipment now or hereafter attached to or used in connection with any such improvements, all of which shall be deemed and considered a part of the realty, also all leases, rentals, royalties, bonuses and income therefrom and together with any after-acquired title of Mortgagor to the above described lands and premises, and all and singular the rights and appurtenances to the same belonging or in anywise incident or appertaining. Mortgagor is the record owner of the above-described real estate.

             The above-described property is subject to leases, if any, covering tenants-in-possession, easements, if any, liens, if any, and all other matters, if any, which may be of record on the date hereof, and in effect and enforceable against the above-described property on the date hereof.

             TO HAVE AND TO HOLD the above described property and premises, together with all and singular the rights, privileges, tenements, hereditaments and appurtenances thereto in anywise incident or belonging unto the Trustee and to his successors or substitutes in the Trust and unto his and their assigns forever; hereby covenanting and agreeing to forever warrant and defend the premises aforesaid and every part thereof unto the Trustee, his successors, substitutes and assigns, against all persons whomsoever lawfully claiming or to claim the same or any part thereof, for and upon thee following uses, trusts, terms and conditions, to-wit:


                                    EXHIBIT D

             WHEREAS, Mortgagor and BARCLAYS BANK PLC ("Mortgagee"), an English banking organization operating through its New York Branch, 222 Broadway, 10th Floor, New York, New York County, New York 10038, are parties to that certain Loan Agreement (as the same has been and may hereafter be amended, supplemented and restated, the "Loan Agreement") dated as of October 1, 1990;

             WHEREAS, Mortgagor has executed in favor of Mortgagee that certain promissory note dated October 1, 1990, in the maximum principal amount of TWENTY MILLION DOLLARS ($20,000,000.00), bearing interest at the rates therein stated, principal and interest payable to the order of Mortgagee on the dates stated therein and with a final scheduled maturity of June 1, 199 , which note, together with all renewals, extensions, amendments, modifications and replacements thereof and any other note that may be executed pursuant to the Loan Agreement, is herein collectively called the "Note"; and

             WHEREAS, this conveyance is made for the security and enforcement of the payment of the Note and indebtedness which may arise under this Deed of Trust or under the Loan Agreement, all of the foregoing being hereinafter collectively referred to as the "indebtedness";

             Now, should the indebtedness, both principal and interest, be promptly paid as the same shall become due and payable and should Mortgagor strictly comply with all the conditions, requirements and agreements herein provided, then this conveyance shall become null and of no further force and effect, and shall be released at the cost and expense of Mortgagor. But if default is made in the punctual payment of the indebtedness, or any part thereof, principal or interest, as the same shall become due and payable, or should Mortgagor in any respect fail to promptly keep and perform any one or more of the conditions, requirements or agreements herein provided to be kept and performed by it, then, and in any such case, the whole amount of any indebtedness remaining unpaid, shall, at the option of any holder or holders thereof (or any part thereof) immediately mature and become payable; and thereupon, or any time thereafter while the indebtedness or any part thereof remains unpaid, it shall be the duty of the Trustee, on the request of any holder or holders of the indebtedness or any part thereof (which request is hereby presumed), to enforce this Trust; and after advertising the time, place and terms of the sale for at least 21 days before the date of sale, by (a) posting or causing to be posted written or printed notices thereof at the courthouse door of each county wherein said real estate or any part thereof is situated, and (b) filing or causing to be filed written or printed notices thereof with the County Clerk of each county wherein said real estate or any part thereof is situated, to sell the property hereby mortgaged, either as an entirety or in parcels as the Trustee may elect (all rights to a marshalling of assets or sale in inverse order of alienation being hereby waived) at a public sale at auction at the courthouse of any county wherein the mortgaged
                                      -2-
                                   EXHIBIT D
real property or some part or parcel thereof may be situated (whether the parts or parcels thereof, if any, in different counties are contiguous or not) on the first Tuesday in any month between the hours of 10:00 a.m. and 4:00 p.m., to the highest bidder for cash, and make due conveyance to the purchaser or purchasers with general warranty, and the title to such purchaser or purchasers, when so made by the Trustee, Mortgagor binds itself and its successors, assigns, trustees and receivers to warrant and forever defend. The provisions hereof with respect to posting, filing and giving notices of sale are intended to comply with the provisions of Section 51.002 of the Texas Property Code as in force and effect on January 1, 1988, and in the event the requirement for any notice under such Section 51.002 shall be eliminated or the prescribed manner of giving same modified by future amendment to, or adoption of any statute superseding such Section 51.002, the requirement for such particular notice shall be deemed stricken from or modified in this Deed of Trust in conformity with such amendment or superseding statute, effective as of the effective date of same. The manner herein prescribed for serving or giving any notice, other than that to be posted or caused to be posted by the Trustee, shall not be deemed exclusive but such notice or notices may be given in any other manner which may be permitted by applicable law. With the money arising from such sale, the Trustee shall pay, first, all the expenses of advertising, sale and conveyance, including a commission of five percent to himself, and shall then pay to the holder or holders of the indebtedness the full amount of principal and interest due and unpaid thereon, and the balance, if any, shall be paid to Mortgagor, its successors, assigns, trustees and receivers; and said sale shall forever be a perpetual bar against Mortgagor, its successors, assigns, trustees and receivers and all other persons claiming by, through or under any of them. It is expressly agreed that all recitals in the conveyance to the purchaser shall be conclusive evidence of the truth of the matters therein stated, and all prerequisites to the sale shall be presumed to have been performed. No notice of such sale or sales other than herein provided need be given to Mortgagor or any other person.

             In case of the absence, death, inability, refusal or failure of the Trustee herein named to act, or if Mortgagee shall desire, with or without cause, to replace the Trustee herein named, a successor and substitute may be named, constituted and appointed by Mortgagee, without other formality than an appointment and designation in writing; and this conveyance shall vest in him, as Trustee, the estate and title in all said premises, property and rights, and he shall thereupon hold, possess and execute all the title, rights, powers and duties herein conferred upon said Trustee named, and his conveyance to the purchaser shall be equally valid and effective; and such right to appoint a successor or substitute Trustee shall exist with respect to any successor and substitute Trustee as well as the initial Trustee named herein. Mortgagee or other holders of the indebtedness or any part thereof shall have equal right to become purchaser at any Trustee's sale, being the

                                   EXHIBIT D
highest bidder. The right of sale hereunder shall be continuing and may be exercised successively until all indebtedness secured hereby is paid or until all the property included herein is sold.

             If foreclosure should be commenced by the Trustee, Mortgagee may at any time before the sale direct the Trustee to abandon the sale, and may at any time or times thereafter direct the Trustee to again commence foreclosure, or Mortgagee may institute suit for the collection of all or any part of the indebtedness and foreclosure of the lien of this Deed of Trust. If Mortgagee should institute suit for collection of said indebtedness and foreclosure of the lien of this Deed of Trust, it may at any time before the entry of final judgment dismiss the same, and require the Trustee to sell the property in accordance with the provisions hereof.

             Mortgagor hereby ASSIGNS and TRANSFERS to Mortgagee all rents, revenues and income from the mortgaged property, including all rents now due or which may hereafter become due under all leases thereof, whether written or verbal, now existing or hereafter made, as additional security for the indebtedness secured hereby, and Mortgagee is given a prior and continuing lien thereon. Mortgagor hereby appoints Mortgagee as its attorney to collect said rents, revenues and income with or without suit, and apply same, less expenses of collection, to said indebtedness, in such manner as Mortgagee may elect; provided that except for collection of rents more than one month in advance of when they become due and for the modification or cancellation of any lease (subject to the provisions of paragraph 6 of the Addendum) without the written consent of Mortgagee, Mortgagor may exercise all acts of ownership and collect all rents, revenues and income as if this instrument had not been executed until a default occurs under the provisions of this instrument. Mortgagee does not assume and shall not be liable in respect of any obligation of the lessor under any of said leases, and no liability shall attach to Mortgagee for failure or inability to collect any rents, revenues and incomes hereby assigned. Mortgagor shall not collect any rents under any of said leases more than one month in advance of the time when they become due and will not modify or cancel any of said leases (subject to the provisions of paragraph 6 of the Addendum) without the express prior written consent of Mortgagee.

             Mortgagor covenants and agrees that so long as any of the indebtedness remains unpaid they shall and will at their own cost and expense, keep the property and premises herein described in good repair and condition, and pay and discharge as they are or may become payable, and before they become delinquent, any and all taxes and assessments that are or may become payable thereon under any law, ordinance, or regulation, whether made by Federal, State, Municipal or other lawful authority, and shall keep said property insured against loss by fire, storm, gas explosion (if gas be used on said premises) and other hazards and contingencies as may be required (both as to amount and type of coverage) by Mortgagee, or other holder or holders of said indebtedness, in a company or
                                     -4-
                                   EXHIBIT D
companies approved by Mortgagee, or other holder or holders of said indebtedness, to whom the loss, if any, shall be payable and by whom the policies shall be kept and shall promptly pay all bills for labor and materials incurred in connection with the mortgaged property and shall never permit to be fixed against the mortgaged property any lien even though inferior to the lien hereof. Due proof of payment before delinquency of all such taxes, assessments and insurance premiums shall be furnished by Mortgagor to Mortgagee promptly upon the making of such payments. And in case of default by Mortgagor in the performance of any of the foregoing stipulations, and without waiving the right to accelerate the maturity of the indebtedness secured hereby because of such default, the same may be performed by Mortgagee, or any other holder or holders of said indebtedness or any part thereof for the account and at the expense of the Mortgagor and any and all expenses incurred and paid in so doing shall be payable by Mortgagor to Mortgagee, or other holder or holders of the indebtedness or any part thereof incurring such expense, on demand with interest at the rate of ten percent per annum from the date when the same was so incurred or paid, and shall stand secured by and under this Deed of Trust in like manner with the other indebtedness herein mentioned, and the amount and nature of such expenses and time when paid shall be held fully established by the affidavit of the Mortgagee, or other holder or holders of said indebtedness or any part thereof or of his or their agent, or by certificate of any Trustee acting hereunder.

             Should Mortgagor become insolvent or bankrupt; or should a receiver of its property be appointed; or should Mortgagor intentionally damage or attempt to remove any improvements upon said mortgaged real estate; or should it be discovered after the execution and delivery of this Deed of Trust that there is a defect in the title of or a lien or encumbrance of any nature on said property prior to the lien hereof in favor of or for the benefit of any person other than Mortgagee, or in case of an error or defect in the Loan Agreement, the Note or this Deed of Trust or in the execution or the acknowledgement thereof, or if a homestead claim be set up to said property or any part thereof adverse to this Trust, and if Mortgagor shall fail for thirty days after demand by Mortgagee, or other holder or holders of said indebtedness, to correct such defects in the title or remove any such lien or encumbrance of homestead claim, or to correct any error in said notes or this Deed of Trust or its execution; then, upon any such default, failure or contingency Mortgagee, or other holder or holders of said indebtedness, or any part thereof shall have the option or right, without notice or demand, to declare all or said indebtedness then remaining unpaid, immediately due and payable and may immediately or at any time thereafter foreclose this Deed of Trust by the power of sale herein contained or by suit, as such Mortgagee, or other holder or holders of said indebtedness may elect.

                                     -5-
                                   EXHIBIT D

             It is expressly agreed that any indebtedness at any time secured hereby may be extended, rearranged or renewed, and that any part of the security herein described may be waived or released without in anywise altering, varying or diminishing the force, effect or lien of this Deed of Trust; and this Deed of Trust shall continue as a first lien on all said lands and premises and other property and rights covered hereby and not expressly released, until all sums with interest and charges hereby secured are fully paid; and no other security now existing or hereafter taken to secure the payment of said indebtedness or any part thereof shall in any manner be impaired or affected by the executing of this Deed of Trust; and no security subsequently taken by Mortgagee or other holder or holders of said indebtedness shall in any manner impair or affect the security given by this Deed of Trust; and all security for the payment of said indebtedness of any part thereof shall be taken, considered and held as cumulative.

             If any of the terms or provisions hereof or of any notes or other evidence of the indebtedness secured hereby is susceptible of being construed as binding or obligating Mortgagor or any other persons or concerns obligated, either primarily or conditionally, for the payment of indebtedness secured hereby, under any circumstances or contingencies whatsoever, to pay interest in excess of that authorized by law, it is agreed that such terms or provisions are a mistake in calculation or wording and, notwithstanding the same, it is expressly agreed that neither Mortgagor nor any other person or concern obligated in any manner on any such indebtedness shall ever be required or obligated under the terms hereof, or under the terms of any such notes or other evidence of the indebtedness or otherwise, to pay interest in excess of that authorized by law.

             Mortgagor agrees for itself and any and all persons or concerns claiming by, through or under it, that, if they or any one or more of them shall hold possession of the above-described property or any part thereof subsequent to foreclosure hereunder, they, or the parties so holding possession, shall become and be considered as tenants at will of the purchaser or purchasers at such foreclosure sale; and any such tenant failing or refusing to surrender possession upon demand shall be guilty of forcible detainer and shall be liable to such purchaser or purchasers for reasonable rental on said premises, and shall be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages which may be sustained by any such tenant as a result thereof being hereby expressly waived.

             Mortgagor covenants and represents that the property hereinabove mentioned and conveyed to the Trustee herein forms no part of any property owned, used or claimed by it as a residence or a business homestead, or as otherwise exempt from forced sale under the laws of the State of Texas.

                                      -6-
                                   EXHIBIT D

             Mortgagor will not at any time insist upon or plead or in any manner whatever claim or take the benefit or advantage of any stay or extension law now or at any time hereafter in force in any locality where the mortgaged property or any part thereof may or shall be situated nor will it claim, take or insist on any benefit or advantage from any law, now or hereafter in force, providing for the valuation or appraisement of the mortgaged property or any part thereof before any sale or sales thereof to be made pursuant to any provision herein contained, or to the decree of any court of competent jurisdiction, nor after any such sale or sales will they claim or exercise any right conferred by any law now or at any time hereafter in force to redeem the property so sold or any part thereof, and it hereby expressly waives all benefit and advantage of any such law or laws, and waives the appraisement of the mortgaged property or any part thereof, and it covenants that it will not hinder, delay or impede the execution of any power herein granted and delegated to the Trustee, but that it will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

             Without limiting any of the provisions of this Deed of Trust, Mortgagor, as Debtor, and referred to in this paragraph as "Debtor", expressly GRANTS unto Mortgagee as Secured Party (and in this paragraph called "Secured Party"), a security interest in all the properties hereinabove described (including both those now and those hereafter existing) to the full extent that such properties may be subject to the Texas Uniform Commercial Code (the "UCC"). The security interest granted hereby also covers and includes all contract rights, general intangibles and accounts (excluding, of course, bank deposits) with respect to said properties and all products and proceeds of said properties (said properties, contract rights, products and proceeds being hereinafter collectively referred to as the "Collateral" for the purposes of this paragraph). Debtor covenants and agrees with Secured Party that:

             (a) In addition to and cumulative of any other remedies granted in this Deed of Trust to Secured Party or Trustee, Secured Party or Trustee may, in event of default, proceed under the UCC as to all or any part of the Collateral and shall have and may exercise with respect to the Collateral all the rights, remedies and powers of a secured party under the UCC, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of, lease or use the Collateral and any part or parts thereof in any manner authorized or permitted under the UCC after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and attorney's fees and legal expenses thereby incurred by Secured Party, and toward payment of the indebtedness in such order or manner as Secured Party may elect. Among the rights of Secured Party in the event of default, and without limitation, Secured Party shall have the right to take possession of the Collateral and to enter upon any premises where the same may be situated for such purpose without being deemed guilty of trespass and without liability for

                                      -7-
                                   EXHIBIT D
damages thereby occasioned, and to take any action deemed necessary or appropriate or desirable by Secured Party, at its option and in its discretion, to repair, refurbish or otherwise prepare the Collateral for sale, lease or other use or disposition as herein authorized. To the extent not prohibited by law, Debtor expressly waives any notice of sale or other disposition of the Collateral and any other rights or remedies of a debtor or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of Secured Party existing after default hereunder; and to the extent any such notice is required and cannot be waived, Debtor agrees that if such notice is mailed, postage prepaid, to Debtor at the address designated at the beginning of this Deed of Trust at least five days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice.

             (b) Secured Party is expressly granted the right, at its option, to transfer at any time to itself or its nominee the Collateral, or any part thereof, and to receive the monies, income, proceeds or benefits attributable or accruing thereto and to hold the same as security for the indebtedness or to apply it on the principal and interest or other amounts owing on any of the indebtedness, whether or not then due, in such order or manner as Secured Party may elect. All rights to marshalling of assets of Debtor, including any such rights with respect to the Collateral, are hereby waived.

             (c) All recitals in any instrument of assignment or any other instrument executed by Secured Party incident to sale, transfer, assignment, lease or other disposition or use of the Collateral or any part thereof hereunder shall be full proof or the matters stated therein, and no other proof shall be required to establish full legal propriety of the sale or other action or of any fact, condition or thing incident thereto, and all prerequisites of such sale or other action and of the fact, condition or thing incident thereto shall be presumed conclusively to have been performed or to have occurred.

             (d) Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties. All expenses of retaking, holding, preparing for sale, lease or other use or disposition, selling, leasing or otherwise using or disposing of the Collateral and the like which are incurred or paid by Secured Party as authorized or permitted hereunder, including also all attorneys' fees, legal expenses and costs, shall be added to the indebtedness secured by this Deed of Trust and Debtor shall be liable therefor.

             (e) Should Secured Party elect to exercise its rights under the UCC as to part of the personal property or fixtures described herein, this election shall not preclude Secured Party or Trustee from exercising the rights and remedies granted by the preceding


                                      -8-
                                   EXHIBIT D
paragraphs of this Deed of Trust as to the remaining property or fixtures.

             (f) Secured Party may, at its election, at any time after delivery of this Deed of Trust, sign one or more copies hereof in order that such copies may be used as a financing statement under the UCC. Said signature by Secured Party may be placed between the last sentence of this Deed of Trust and Debtor's acknowledgment or may follow Debtor's acknowledgment. Secured Party's signature need not be acknowledged and is not necessary to the effectiveness hereof as a deed of trust, mortgage, assignment, pledge or security agreement.

             (g) So long as any amount remains unpaid on any indebtedness described herein, Debtor will not execute and there will not be filed in any public office any financing statement or statements affecting the Collateral other than financing statements in favor of Secured Party hereunder, unless express prior written specific consent and approval of Secured Party shall have been first obtained.

             (h) Secured Party is authorized to file in any jurisdiction where Secured Party deems it necessary, a financing statement or statements, and at the request of Secured Party, Debtor will join Secured Party in executing one or more financing statements pursuant to the UCC in form satisfactory to Secured Party, and will pay the cost of filing or recording this Deed of Trust as a financing statement, in all public offices at any time and from time to time whenever filing or recording of any financing statement or of this Deed of Trust is deemed by Secured Party to be necessary or desirable.

             Debtor further warrants and represents to Secured Party that, except for the security interest granted hereby in the Collateral and other security interests in the Collateral in favor of Secured Party, and except as stated herein or in the Exhibit attached hereto, Debtor is the owner and holder of the Collateral, free of any adverse claim, security interest or encumbrance, and Debtor agrees to defend the Collateral against all claims and demands of any person at any time claiming the same or any interest therein. Debtor further warrants and represents that, except as stated herein or in the Exhibits attached hereto, they have not heretofore signed any financing statement, and no financing statement signed by Debtor is now on file in any public office except those statements true and correct copies of which have been delivered to Secured Party.

             The lien of this Deed of Trust additionally secures any and all indebtedness which may arise under the Loan Agreement, now existing or hereafter arising, including, but not limited to, the Term Note which is described in the Loan Agreement, in the event the Term Note is executed by Mortgagor, and all of the foregoing shall also be deemed to constitute the "indebtedness" referred to

                                     -9-
                                   EXHIBIT D
in this Deed of Trust. Certain of the indebtedness secured hereby is a revolving credit loan under which, within the amount, limits and during the time period which are set forth in the Loan Agreement, it is contemplated that the Mortgagor may borrow, repay and reborrow from time to time.

             The Addendum which is attached hereto constitutes a part of this Deed of Trust.

             EXECUTED this __________________,  199__.

                              WEINGARTEN REALTY INVESTORS,
                              a Texas real estate investment trust


                              By: _________________________________

                              Name: _______________________________

                              Title: ______________________________



THE STATE OF TEXAS

COUNTY OF HARRIS

             This instrument was acknowledged before me on ____________, 199__ by _______________________________________, ______________________________ of
Weingarten Realty Investors, a Texas real estate investment trust, on behalf of said trust.


NOTARY STAMP BELOW:                          _____________________________
                                                Notary Public in and for
                                                 the State of T E X A S


                                      -10-
                                   EXHIBIT D

                           ADDENDUM TO DEED OF TRUST

             The following provisions constitute an Addendum to a certain Deed
of Trust and Security Agreement, dated as of       199  (the "Deed of Trust"),
from Weingarten Realty Investors ("Mortgagor") to             , as Trustee, for
the use and benefit of Barclays Bank PLC ("Mortgagee"):

             (1) That notwithstanding other provisions of this Mortgage, all insurance proceeds recovered by Mortgagee on account of damage or destruction to the premises (and all proceeds of any condemnation award recovered by Mortgagee for any building or equipment taken or damaged), less the reasonable cost, if any, to Mortgagee of such recovery, shall, upon the written request of Mortgagor, be applied by Mortgagee to the payment of the cost of repairing, restoring or rebuilding the property so damaged or destroyed or taken (hereinafter referred to as the "work") and shall be paid out from time to time to Mortgagor as the work progresses, but subject to the following conditions:

             (a) In the event the cost of the work, estimated by Mortgagor, shall exceed $10,000, the work shall be in charge of an architect or engineer (who may be an employee of Mortgagor) and before Mortgagor commences any work, other than temporary work to protect property or prevent interference with business, Mortgagee shall have approved the plans and specifications for the work to be submitted by Mortgagor, which approval shall not be unreasonably withheld or delayed, and shall be given or deemed given if such plans and specifications satisfy the requirements of any lease which shall have been assigned to Mortgagee as additional security for the Note.

             (b) Each request for payment shall be made on seven days' prior notice to Mortgagee and shall be accompanied by a certificate to be made by such architect or engineer, if one be required under clause (a) of this Article, otherwise by an executive or fiscal officer of Mortgagor, stating (i) that all of the work completed has been done in compliance with the approved plans and specifications, if any be required under said clause (a); (ii) that the sum requested is justly required to reimburse Mortgagor for pavements by Mortgagor to, or is justly due to, the contractor, subcontractor, materialmen, laborers, engineers, architects or other persons rendering services or materials for the work (giving a brief description of such services and materials) and that when added to all sums previously paid out by Mortgagee does not exceed the value of the work done to the date of such certificate, and
(iii) that the amount of such proceeds remaining in the hands of Mortgagee will be sufficient on completion of the work to pay for the same in full (giving in such reasonable detail as Mortgagee may require an estimate of the cost of such completion).

                                   EXHIBIT D

             (c) Each request shall be accompanied by waivers of lien satisfactory to Mortgagee, in the exercise of reasonable judgment, covering that part of the work for which payment or reimbursement is being requested and by a search prepared by a title company or licensed abstractor or by other evidence satisfactory to Mortgagee, in the exercise of reasonable judgment, that there has not been filed with respect to the premises any mechanics' or other lien or instrument for the retention of title in respect of any part or the work nor discharged or bonded of record.

             (d) There shall be no default on the part of Mortgagor under this Deed of Trust or the Loan Agreement.

             (e) The request for any payment after the work has been completed shall be accompanied by a copy of any certificate or certificates required by law to render occupancy of the premises legal.

             Upon the completion of the work and payment in full therefor, or upon any failure on the part of Mortgagor promptly to commence to continue the work (except in the case of brief discontinuances of ten days or less, or in case such commencement or continuance is prevented by fire, strike, act of God, shortage of labor or material, or other condition beyond Mortgagor's control) or at any time upon request by Mortgagor, Mortgagee will apply the amount of any such proceeds then or thereafter in the hands of Mortgagee to the payment of any indebtedness secured by this Deed of Trust (to be applied first to accrued interest, then to the last installments, without prepayment charge or penalty); provided that nothing herein contained shall prevent Mortgagee from applying at any time the whole or any part of such proceeds to the curing of any default under this Deed of Trust or the Loan Agreement (if such default shall have remained uncured within such time, if any, after notice as is provided in such other instrument).

             (2) Mortgagor and any tenant or lessee under any lease, the interest of the landlord or lessor under which has been collaterally assigned to Mortgagee as additional security for the Note ("Assigned Lease") who has such rights under such lessee's Assigned Lease, shall have the right, at its own expense, to make such alterations, additions or changes in the improvements on the mortgaged premises, both the interior and exterior (including without limitation alterations and plumbing and electrical wiring), as it finds convenient for its purposes, except that (a) such alterations, additions or changes shall not structurally weaken the mortgaged buildings; (b) any exterior alterations shall conform with the architecture of the mortgaged buildings;
(c) such alterations, additions or changes shall not diminish the value of the mortgaged building; (d) all work will be done in a good and workmanlike manner, and (e) such construction shall comply with all applicable building codes, rules, regulations and ordinances and any provisions of any Assigned Lease or restrictive covenants applicable to the premises affecting construction of such alterations, additions and changes.

                                   EXHIBIT D

             (3) This Deed of Trust is subordinate to those certain leases
(the "Assigned Leases") heretofore entered into between Mortgagor as landlord or lessor, and certain parties as lessee or tenant, which leases cover portions of the improvements situated on the land described herein and which leases are assigned by this instrument to Mortgagee as additional security for the Note. Notwithstanding any other provision herein, exercise by any lessee of any right granted to such lessee under an Assigned Lease (including, without limiting the generality of the foregoing, the right to make alterations or additions in such lessee's premises) or performance by Mortgagor of any duty or obligation which it may have as lessor under any Assigned Lease (including, without limiting the generality of the foregoing, use of fire insurance proceeds or condemnation proceeds for repair or restoration of any improvements leased under any Assigned Lease, but not including the obligations, if any, to pay over to any lessee any fire insurance proceeds or condemnation proceeds for the benefit of the property or improvements of lessee) shall not be deemed to be a violation of any provisions of this Mortgage, provided, of course, the provisions of Paragraph 1 of this Addendum are complied with; and the provisions of this Deed of Trust shall be deemed to permit exercise of any such right or performance of any such obligation.

             (4) In the event of a failure by Mortgagor in the due observance or performance of any covenant contained in this Deed of Trust, other than a failure in the payment of any installment of principal or interest on the Note, the Note shall not be deemed to be due and payable by reason of such failure and such failure shall not be deemed to constitute a default thereunder unless such failure continue for a period of 15 days after the giving of written notice of such failure by Mortgagee to Mortgagor.

             (5) This Deed of Trust also specifically secures the performance (other than by Mortgagee) of each and every covenant, agreement and undertaking contained in the Loan Agreement and in those certain deeds of trust executed pursuant to the Loan Agreement; and Mortgagor hereby expressly agrees that any default (other than by Mortgagee) under the terms of the respective deeds of trust securing the Note, including but not limited to any default in the payment when due or any part of the indebtedness described therein, or any default (other than by Mortgagee) in the performance or satisfaction of any covenant, agreement, undertaking or obligation contained in the Loan Agreement if same is not cured within such time, if any, after notice as is provided in such other instrument shall, for all purposes, constitute a default under the provisions of this Deed of Trust and shall authorize the Mortgagee or other holder or holders of the indebtedness to proceed as is the case of default in the payment when due of such indebtedness. The term "deed of trust" as used in this Paragraph and in any other instrument securing the indebtedness hereby secured shall be deemed to include a mortgage in any form.

             (6) Notwithstanding anything contained herein to the contrary, consent of Mortgagee shall not be required for Mortgagor to execute any new leases, or amend any existing leases, or

                                   EXHIBIT D
terminate any leases, provided same is done in the ordinary course of Mortgagor's business.

             (7) Reference is hereby made to the Loan Agreement for all purposes, including Mortgagor's right to prepay the indebtedness and obtain partial release of the collateral.

             (8) Notwithstanding anything contained herein to the contrary, before any foreclosure sale pursuant to the terms and provisions of this Deed of Trust, Mortgagee or any person chosen by it, at least 21 days preceding the date of said sale, shall serve written notice of such proposed sale by certified mail on each debtor obligated to pay the indebtedness and obligations herein secured in accordance with the records of Mortgagee. Service of such notice to each debtor shall be completed upon deposit of the notice, enclosed in a postpaid wrapper, properly addressed to each debtor at the most recent address as shown by the records of Mortgagee, at a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service.

             Notice of the sale shall comply with all requirements of Section
51.002 of the Texas Property Code (as amended from time to time) and all other applicable provisions of law. To the extent required by Section 51.002 of the Texas Property Code (as amended from time to time), notice of the sale must include a statement of the earliest time at which the sale will occur. The sale must begin at the time stated in the notice of sale or not later than three hours after that time.

             (9) With respect to the incurrence of certain liabilities hereunder and the making of certain agreements by Mortgagor as herein stated, such incurrence of liabilities and such agreements shall be binding upon Mortgagor only as a trust formed under the Texas Real Estate Investment Trust Act pursuant to that certain Restated Declaration of Trust dated March 23, 1988, and only upon the assets of Mortgagor. No Trust Manager or officer or other holder of any beneficial interest in the Trust shall have any personal liability for the payment of any indebtedness or other liabilities incurred by Mortgagor hereunder or for the performance of any agreements made by Mortgagor hereunder, nor for any other act, omission or obligation incurred by Mortgagor or by the Trust Managers except, in the case of a Trust Manager, any liability arising from such Trust Manager's own willful misfeasance or malfeasance or negligence.

                                  EXHIBIT D

                        NOTICE PURSUANT TO SECTION 26.02
                       TEXAS BUSINESS AND COMMERCE CODE.

THE "LOAN DOCUMENTS" (AS SUCH TERM IS DEFINED IN THE LOAN AGREEMENT, INCLUDING THIS DEED OF TRUST) REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Signed for identification by the undersigned officer of Mortgagor:

                                        WEINGARTEN REALTY INVESTORS

                                        By: ________________________________
                                        Name: ______________________________
                                        Title: _____________________________

                                   EXHIBIT D

                                GUARANTY JOINDER

                         [Letterhead of new Subsidiary]

                             __________, 199__

Barclays Bank PLC
2425 West Loop South, Suite 1000
Houston, Texas  77027

Attention: Manager

Ladies and Gentlemen:

             Weingarten Realty Investors (the "Borrower") and Barclays Bank PLC executed and delivered that certain Loan Agreement (as amended, supplemented and restated, the "Loan Agreement") dated as of October 1, 1990. Any term defined in the Loan Agreement and used in this letter shall have the meaning ascribed to it in the Loan Agreement.

             The Borrower acquired an interest in the undersigned Corporation (the "New Subsidiary") within the last 30 days. The New Subsidiary is directly or indirectly wholly owned by the Borrower. For good and valuable consideration, the receipt of which is hereby acknowledged, the New Subsidiary hereby ratifies, adopts and joins in the Guaranty as if a signatory thereto and agrees to be bound under the terms of the Guaranty. This letter is a Loan Document.

                                              Very truly yours,

                                              _________________________,

                                                 a_____________________

                                              By: _________________________
                                              Name: _______________________
                                              Title: ______________________
                                   EXHIBIT I

       SUBSIDIARIES OF WEINGARTEN REALTY INVESTORS


1.    Weingarten/Lubbock, Inc., a Texas corporation

2.    Weingarten/Southgate, Inc. (formerly WRI/DeVargas, Inc.), a Texas corporation

3.    Weingarten/Lufkin, Inc. (formerly WRI/Central Park North, Inc.), a Texas corporation

4.    Weingarten/Tennessee, Inc., a Texas corporation

5.    Weingarten/Arkansas, Inc., a Texas corporation

6.    Weingarten/Jones Road Company, Inc., a Texas corporation

7.    Weingarten/Maine, Inc., a Texas corporation

8.    Weingarten/Oklahoma, Inc., a Texas corporation

9.    WRI/Bay City, Inc., a Texas corporation

10.   Weingarten Railspur, Inc., a Texas corporation

11.   Amarillo Centers, Inc., a Texas corporation

12.   Cypress/Westfield, Inc., a Texas corporation

13.   Weingarten/Lufkin Theatre, Inc., a Texas corporation

14.   Weingarten/New York, Inc., a Texas corporation

15.   Weingarten/Village Arcade, Inc., a Texas corporation

16.   WRI/Lathrop, Inc., a Texas corporation

17.   WRI/Nederland, Inc., a Texas corporation

18.   WRI/Puckett, Inc., a Texas corporation

19.   WRI/SW Park II, Inc., a Texas corporation

20.   Mesquite/Town East, Inc., a Texas corporation

21.   Weingarten Realty Management Corporation, a Texas corporation

                      APPENDIX II